EXHIBIT 10.4




                                  $325,000,000


                               CELGENE CORPORATION

                        1 3/4% CONVERTIBLE NOTES DUE 2008



                                PURCHASE AGREEMENT















May 28, 2003


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                                                     May 28, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Dear Sirs and Madames:

         Celgene Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell to Morgan Stanley & Co. Incorporated (the "INITIAL PURCHASER") $325,000,000 principal amount of its 1 3/4% Convertible Notes due 2008 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of June 3, 2003 (the "INDENTURE") between the Company and The Bank of New York, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchaser not more than an additional $75,000,000 principal amount of its 1 3/4% Convertible Notes due 2008 (the "ADDITIONAL SECURITIES") if and to the extent that the Initial Purchaser shall have determined to exercise the right to purchase such 1 3/4% Convertible Notes due 2008 granted to the Initial Purchaser in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES". The Securities will be convertible into shares of common stock, par value $0.01 per share, of the Company together with the rights evidenced by such common stock to the extent provided in the Rights Agreement, dated as of September 16, 1996, as amended, between the Company and American Stock Transfer and Trust Company (unless such rights shall have been redeemed or terminated previously) (the "UNDERLYING SECURITIES").

         The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

         The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the Closing Date (as defined herein) between the Company and the Initial Purchaser (the "REGISTRATION RIGHTS AGREEMENT").

         In connection with the sale of the Securities, the Company has prepared an offering memorandum (the "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include the documents incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used



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herein with respect to the Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of the Memorandum with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

              (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Memorandum, in the form used by the Initial Purchaser to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

              (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (c) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and


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         issued, are fully paid and non-assessable and are owned directly by the
         Company, free and clear of all liens, encumbrances, equities or claims.

              (d) This Agreement has been duly authorized, executed and delivered by the Company.

              (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.

              (f) The shares of common stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

              (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

              (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

              (i) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

              (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other


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         instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

              (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum provided to prospective purchasers of the Securities.

              (l) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

              (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or


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         contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval, (iv) are in compliance with any provisions of the employee Retirement Income Security Act of 1974, as amended, ("ERISA") or the rules and regulations promulgated thereunder and (v) are in compliance with any provisions of the Foreign Corrupt Practice Act or the rules and regulations promulgated thereunder, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or noncompliance with ERISA or the Foreign Corrupt Practices Act or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (o) There are no costs or liabilities associated with compliance by the Company and its subsidiaries with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (p) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

              (q) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or
         (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

              (r) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner


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         contemplated by this Agreement to register the Securities under the
         Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

              (s) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

              (t) The Company has established and maintained disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) that are adequate and effective and designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities.

              (u) The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (v) Except as described in the Memorandum, the Company and its subsidiaries own or possess all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by them in connection with the business currently conducted by them, or as currently proposed to be conducted, as described in the Memorandum, except such as the failure to so own or possess would not have, singly or in the aggregate, a material adverse affect on the Company and its subsidiaries, taken as a whole. To the best of the Company's knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company, or as currently proposed to be conducted by the Company, as described in the Memorandum and which would have a material adverse effect on the Company, taken as a whole. The Company is not aware of any basis for a finding that the Company and its subsidiaries do not have clear title or valid license rights to the patents and patent applications referenced in the Memorandum as owned or licensed by the Company. Except as described in the Memorandum, the Company and its subsidiaries are not subject to any judgment, order, writ, injunction or


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         decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor have they entered into or are a party to any contract, which restricts or impairs the use of any of the foregoing which would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company is not aware of any prior art that may render any patent application owned by the Company and its subsidiaries anticipated which has not been disclosed to the United States Patent and Trademark Office and which would have a material adverse effect on the Company and its subsidiaries, taken as a whole. Except for such matters that have been resolved as described in the Memorandum, neither the Company nor any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by them as described in the Memorandum and which would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (w) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except to the extent the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except to the extent such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.


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              (x) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries, except as otherwise disclosed in the Memorandum and except for options granted to directors and employees of the Company and its subsidiaries in the ordinary course of business since December 31, 2002.

              (y) The consolidated financial statements included or incorporated by reference in the Memorandum, together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

              (z) Since the date as of which information is given in the Memorandum, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Memorandum were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, except where the failure to so conduct would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the descriptions of the results of such studies, tests and trials contained in the Memorandum are accurate and complete in all material respects; and the Company has not received any notices or correspondence from the U.S. Food and Drug Administration or any state, local or foreign governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (aa) There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or its subsidiaries which would have a material adverse effect on the Company and its subsidiaries, taken as a whole.


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         2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company $325,000,000 principal amount of Firm Securities at a purchase price of 97% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchaser the Additional Securities, and the Initial Purchaser shall have the right to purchase up to $75,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. The Initial Purchaser may exercise this right in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchaser and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities.

         The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period ending 90 days after the date of the Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement, (B) the issuance by the Company of any shares of common stock upon the exercise of an option or warrant or the conversion of the Securities or of a security outstanding on the date hereof or (C) the grant by the Company of options to directors and employees of the Company and its subsidiaries in the ordinary course of business; provided that any such options are either not exercisable during the period ending 90 days after the date of the Memorandum or are issued to directors or employees who have agreed to be bound by the terms of the lock-up agreement described in the Memorandum in the section entitled "Plan of Distribution."


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         3. Terms of Offering. You have advised the Company that the Initial
Purchaser will make an offering of the Securities purchased by the Initial Purchaser hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on June 3, 2003, or at such other time on the same or such other date, not later than June 10, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than July 14, 2003, as shall be designated in writing by you. The time and date of such payment is hereinafter referred to as the "OPTION CLOSING DATE".

         The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the account of the Initial Purchaser, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

         5. Conditions to the Initial Purchaser's Obligation. The obligation of the Initial Purchaser to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

              (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                    (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized


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              statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                    (ii) there shall not have occurred any change, or any
              development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

              (b) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

              (c) The Initial Purchaser shall have received on the Closing Date an opinion of (i) Proskauer Rose LLP, outside counsel for the Company,
         (ii) Pennie & Edmonds, LLP, special patent counsel for the Company,
         (iii) Mathews, Collins, Shepherd & McKay, P.A., special U.S. patent counsel for the Company, and (iv) Kleinfeld, Kaplan & Becker, special pharmaceutical regulatory counsel for the Company, in each case dated the Closing Date, to the effect set forth in Exhibit A-1, A-2, A-3 and A-4, respectively. Such opinions shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

              (d) The Initial Purchaser shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchaser, dated the Closing Date, to the effect set forth in Exhibit B.

              (e) The Initial Purchaser shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated


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         by reference into the Memorandum; provided that the letter shall use a
         "cut-off date" not earlier than the date hereof.

              (f) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and the executive officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         The obligation of the Initial Purchaser to purchase Additional Securities hereunder is subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities to be sold on such Option Closing Date and other matters related to the execution and authentication of such Additional Securities.

         6. Covenants of the Company. In further consideration of the agreements of the Initial Purchaser contained in this Agreement, the Company covenants with the Initial Purchaser as follows:

              (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

              (b) Before amending or supplementing the Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

              (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchaser, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchaser, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

              (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company will not be required to qualify to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any other action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

              (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses, if any, incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchaser, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of
         Section 10, the Initial Purchaser will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Securities by it and any advertising expenses connected with any offers it may make.

              (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

              (g) Not to solicit any offer to buy, or offer or sell, the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

              (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

              (i) If requested by you, to use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

              (j) During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

              (k) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

         7. Offering of Securities; Restrictions on Transfer. The Initial Purchaser represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Initial Purchaser, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption "Transfer Restrictions".

         8. Indemnity and Contribution. The Company agrees to indemnify and hold harmless the Initial Purchaser, each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of the Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

         (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Memorandum or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel at its standard non-premium rates) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment that is indemnifiable pursuant to Section 8(a) or 8(b), as the case may be. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and the Initial Purchaser agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Initial Purchaser contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any person controlling the Initial Purchaser or any affiliate of the Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         9. Termination. The Initial Purchaser may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National

Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market,
(iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Memorandum.

         10. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                         Very truly yours,

                                         CELGENE CORPORATION

                                         By: /s/ Robert J. Hugin
                                             ----------------------------------
                                             Name:  Robert J. Hugin
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated

By:   Morgan Stanley & Co. Incorporated


By: /s/ Bryan Andrzejewski
    -------------------------------------------
    Name:  Bryan Andrzejewski
    Title: Executive Director

                                                                     EXHIBIT A-1

                          OPINION OF PROSKAUER ROSE LLP

         The opinion of Proskauer Rose LLP, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

         B. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and to enter into and perform its obligations under each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities.

         C. The shares of common stock of the Company issuable upon conversion of the Securities have been duly authorized and, when issued in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable.

         D. The Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law or public policy.

         E. The Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law or public policy.

         F. The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         G. The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture, and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles.

         H. The statements in the Memorandum under the captions "Description of the Notes" and "U.S. Federal Income Tax Considerations" (insofar as such statements constitute matters of law), summaries of legal matters, the charter or by-law provisions of the Company, documents or legal proceedings, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

         I. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company's execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement or the Indenture, or the issuance and delivery of the Securities, or consummation of the transactions contemplated thereby, except such as have been obtained or may be made by the Company after the Closing Date under the Securities Act, except such as may be required under applicable state securities or blue sky laws, and except such as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

         J. The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Securities and the Indenture by the Company and the performance by the Company of its obligations thereunder, and consummation of the transactions contemplated thereby: (i) will not result in any violation of the provisions of the charter or by-laws of the Company; (ii) will not conflict with or constitute a breach of any material contract filed as an exhibit to the Company's most recent Annual Report on Form 10-K filed on March 31, 2003, except for such conflicts or breaches as would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree known to us applicable to the Company or any of its subsidiaries.

         K. The Company is not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of the Investment Company Act.


                                     A-1-2

         L. To our knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body involving the Company except for actions, suits or proceedings which are either disclosed in the Memorandum or, if not so disclosed, would not, individually or in the aggregate with all such other actions, suits and proceedings, have, if adversely determined, a material adverse effect on the Company and its subsidiaries, taken as a whole.

         M. Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchaser contained in the Purchase Agreement, no registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchaser or the initial resale of the Securities by the Initial Purchaser to QIBs in the manner contemplated by the Purchase Agreement and the Memorandum other than any registration or qualification that may be required in connection with the Registration Rights Agreement.

         N. Nothing has come to our attention which would lead us to believe that the Memorandum, as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no statement of belief as to the financial statements and schedules or other financial and statistical data derived therefrom, included or incorporated by reference in the Memorandum).

         With respect to the matters referred to in paragraph N above, counsel may state that his or her beliefs are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

         O. Nothing has come to our attention which would lead us to believe that each document incorporated by reference in the Memorandum did not comply as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder (it being understood that we express no statement of belief as to the financial statements and schedules or other financial and statistical data derived therefrom, included or incorporated by reference therein).

         With respect to the matters referred to in paragraph O above, counsel may state that his or her beliefs are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto)


                                     A-1-3
and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

         P. The Company is duly qualified to transact business and is in good standing in New Jersey.

         Q. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.




























                                     A-1-4

                                                                    EXHIBIT A-2

                        OPINION OF PENNIE & EDMONDS, LLP

         The opinion of Pennie & Edmonds, LLP to be delivered pursuant to
Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. To the best of our knowledge, the statements relating to patent rights licensed from the Rockefeller University and Children's Medical Center Corporation, and related agreements with EntreMed, included in the Memorandum under the caption "Risk Factors - we may not be able to protect our intellectual property" and in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 under the caption "Patents and Proprietary Technology" do not contain any untrue statement of material fact, or admit to state a material fact, necessary to make the statements herein, in light of the circumstances under which such statements were made, not misleading.

         B. To the best of our knowledge, and based on the information brought to our attention by the Company and its subsidiaries, the published literature and patent references relating to the inventions claimed in their patent applications prosecuted by such counsel, we have disclosed or will timely disclose if required to be disclosed all material references known to us, to the Patent and Trademark Office in accordance with 37 C.F.R. Section 1.56; neither we, nor to the best of our knowledge, the Company and its subsidiaries, made any misrepresentation or concealed any material information from the Patent and Trademark Office in any of such applications or in connection with the prosecution of such applications in violation of 37 C.F.R. Section 1.56.

         C. To the best of our knowledge, and with respect to patents and patent applications referenced in the Memorandum for which we are responsible, we are unaware of any basis for a finding that the Company and its subsidiaries do not have clear title or valid license rights.

         D. To the best of our knowledge and without having made any investigation for the purpose of rendering this opinion, we are not aware of any valid basis for a finding, by a properly informed court of proper jurisdiction, of unenforceability of any of the patents or patent applications referenced in the Memorandum as owned by the Company or its subsidiaries for which we are responsible.

         E. To the best of our knowledge and without having made any investigation for the purpose of rendering this opinion, we are not aware of any valid basis for a finding, by a properly informed court of proper jurisdiction, of invalidity under 35 U.S.C. ss. 102 or 35 U.S.C. ss. 112 of any of the patents referenced in the Memorandum as owned by the Company or its subsidiaries for which we are responsible.

         F. To the best of our knowledge, other than disclosed in the Memorandum, the Company or its subsidiaries has not received any written communication or notice, relating to the infringement of any third party patents.

         G. To the best of our knowledge, other than disclosed in the Memorandum, no interference proceeding has been declared in the United States Patent and Trademark Office with respect to any of the patents or patent applications referenced in the Memorandum as owned by the Company or its subsidiaries for which we are responsible.

         H. To the best of our knowledge, and with respect to patents and patent applications referenced in the Memorandum for which we are responsible, there are no legal or governmental proceedings pending (other than patent applications pending) relating to patents to which the Company and its subsidiaries are a party or of which any such property of the Company and its subsidiaries is subject.




















                                     A-2-2

                                                                     EXHIBIT A-3

                  OPINION OF MATHEWS, COLLINS, SHEPHERD & MCKAY

         The opinion of Mathews, Collins, Shepherd & McKay to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The statements relating to legal matters, documents or proceedings included in the Memorandum under the caption "Risk factors - we may not be able to protect our intellectual property" and the Company's Annual Report on Form 10-K for the year ended December 31, 2002 under the caption "Patents and Proprietary Technology" fairly summarize in all material respects such matters, documents or proceedings.

         B. The statements relating to third party patents that may relate to the NF-(Kappa Beta) pathway, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 under the caption "Patents and Proprietary Technology" fairly summarize such matters.

         C. To the best of our knowledge, other than as disclosed in the Memorandum, the Company has not received any written communication or notice, relating to the infringement of any third party patents.

                                                                     EXHIBIT A-4

                      OPINION OF KLEINFELD, KAPLAN & BECKER

         The opinion of Kleinfeld, Kaplan & Becker to be deliver pursuant to
Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The statements summarizing the legal/regulatory requirements applicable to the development, testing, marketing, manufacturing and labeling of pharmaceutical products included in the Memorandum under the caption "Risk factors- the pharmaceutical industry is subject to extensive government regulations which presents numerous risks to us" and in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 under the caption "Governmental Regulation" fairly summarize in all material respects the applicable legal/regulatory requirements.

                                                                      EXHIBIT B

                        OPINION OF DAVIS POLK & WARDWELL

         The opinion of Davis Polk & Wardwell to be delivered pursuant to
Section 5(d) of the Purchase Agreement shall be to the effect that:

         A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

         C. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

         D. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         E. The statements relating to legal matters or documents included in the Memorandum under the captions "Description of Notes", "Plan of Distribution" and "Transfer Restrictions", fairly summarize in all material respects such matters or documents.

         F. Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to the matters referred to in the paragraph above, Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

         G. Based upon the representations, warranties and agreements of the Company in Sections 1(q), 1(s), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchaser in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

                                                                       EXHIBIT C

                            [FORM OF LOCK-UP LETTER]



                                       May __, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Dear Sirs and Madames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Celgene Corporation, a Delaware corporation (the "COMPANY"), providing for the offering (the "OFFERING") by Morgan Stanley (the "INITIAL PURCHASER"), of $325,000,000 principal amount of 1 3/4% Convertible Notes due 2008 (the "SECURITIES"). The Securities will be convertible into shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK").

         To induce the Initial Purchaser to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the offering memorandum relating to the Offering (the "MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Securities to the Initial Purchaser pursuant to the Purchase Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, (c) the exercise of stock options outstanding on the date hereof or (d) transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to a trust where the beneficiaries of the trust are drawn solely from a group consisting of the undersigned and immediate family members of the undersigned or by will or intestacy to the undersigned's immediate family members provided that (i) the trust or the beneficiaries under the will or by intestacy agrees to enter into a lock-up letter substantially in the form of this letter and (ii) the undersigned shall not be required to, and shall not voluntarily, file a report on Form 4 under Section 16(a) of the Securities Exchange Act of 1934 reporting a reduction in beneficial ownership of shares of Common Stock during the restricted period referred in the foregoing sentence. Immediate family member of a person means the spouse, lineal descendants, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law and sister-in-law of such person. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Initial Purchaser are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchaser.

         This Lock-Up Agreement will terminate automatically in the event the Offering is not consummated prior to June 10, 2003.


                                              Very truly yours,


                                              _____________________________
                                              (Name)

                                              _____________________________
                                               (Address)











                                      C-2